UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: March 6, 2015

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 6, 2015, PetSmart, Inc. issued a press release entitled “PETSMART STOCKHOLDERS APPROVE ACQUISITION BY CONSORTIUM LED BY BC PARTNERS.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release entitled “PetSmart Stockholders Approve Acquisition by Consortium Led by BC Partners,” dated March 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

	By:	/s/ J. Dale Brunk
Dated: March 6, 2015		J. Dale Brunk
Vice President, Deputy General Counsel, and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	“PetSmart Stockholders Approve Acquisition by Consortium Led by BC Partners,” dated March 6, 2015.